Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Twelve Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	December 31,

	2016	2015	Change

Interest income	$1,022,803	945,962	8.1%
Interest expense	123,623	118,644	4.2

Net interest income	899,180	827,318	8.7
Provision for loan losses	28,000	19,010	47.3

Net interest income after provision for loan losses	871,180	808,308	7.8

Non-interest income:
Service charges on deposit accounts	81,425	80,142	1.6
Fiduciary and asset management fees	46,594	45,928	1.5
Brokerage revenue	27,028	27,855	(3.0)
Mortgage banking income	24,259	24,096	0.7
Bankcard fees	33,318	33,172	0.4
Investment securities gains, net	6,011	2,769	117.1
Other fee income	20,220	21,170	(4.5)
Other non-interest income	34,339	32,788	4.7

Total non-interest income	273,194	267,920	2.0

Non-interest expense:
Salaries and other personnel expense	402,026	380,918	5.5
Net occupancy and equipment expense	109,347	107,466	1.8
Third-party processing expense	46,320	42,851	8.1
FDIC insurance and other regulatory fees	26,714	27,091	(1.4)
Professional fees	26,698	26,646	0.2
Advertising expense	20,264	15,477	30.9
Foreclosed real estate expense, net	12,838	22,803	(43.7)
Merger-related expense	1,636	-	nm
Amortization of intangibles	521	503	3.6
Fair value adjustment to Visa derivative	5,795	1,464	295.8
Loss on early extinguishment of debt	4,735	1,533	208.9
Litigation settlement/contingency expense	2,511	5,110	(50.9)
Restructuring charges, net	8,267	36	nm
Other operating expenses	88,251	85,757	2.9

Total non-interest expense	755,923	717,655	5.3

Income before income taxes	388,451	358,573	8.3
Income tax expense	141,667	132,491	6.9

Net income	246,784	226,082	9.2

Dividends on preferred stock	10,238	10,238	-

Net income available to common shareholders	$236,546	215,844	9.6%

Net income per common share, basic	$1.90	1.63	16.7%

Net income per common share, diluted	1.89	1.62	16.7

Cash dividends declared per common share	0.48	0.42	14.3

Return on average assets	0.84%	0.80	4	bp
Return on average common equity	8.41	7.46	95

Weighted average common shares outstanding, basic	124,389	132,423	(6.1)%
Weighted average common shares outstanding, diluted	125,078	133,201	(6.1)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA

(Unaudited)
(In thousands, except per share data)	2016				2015	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘16 vs. ‘15 Change
Interest income	$264,534	256,554	252,393	249,323	242,814	8.9%
Interest expense	31,004	30,547	30,944	31,130	30,194	2.7

Net interest income	233,530	226,007	221,449	218,193	212,620	9.8
Provision for loan losses	6,259	5,671	6,693	9,377	5,021	24.7

Net interest income after provision for loan losses	227,271	220,336	214,756	208,816	207,599	9.5

Non-interest income:
Service charges on deposit accounts	20,653	20,822	20,240	19,710	20,522	0.6
Fiduciary and asset management fees	11,903	11,837	11,580	11,274	11,206	6.2
Brokerage revenue	7,009	6,199	7,338	6,483	6,877	1.9
Mortgage banking income	5,504	7,329	5,941	5,484	4,136	33.1
Bankcard fees	8,330	8,269	8,346	8,372	8,262	0.8
Investment securities gains, net	5,885	59	-	67	58	nm
Other fee income	4,965	5,171	5,280	4,804	5,798	(14.4)
Other non-interest income	9,757	8,469	9,161	6,953	9,316	4.7

Total non-interest income	74,006	68,155	67,886	63,147	66,175	11.8

Non-interest expense:
Salaries and other personnel expense	101,662	101,945	97,061	101,358	95,524	6.4
Net occupancy and equipment expense	27,867	28,120	26,783	26,577	27,816	0.2
Third-party processing expense	12,287	11,219	11,698	11,116	10,993	11.8
FDIC insurance and other regulatory fees	6,614	6,756	6,625	6,719	6,776	(2.4)
Professional fees	6,904	6,486	6,938	6,369	8,265	(16.5)
Advertising expense	4,905	5,597	7,351	2,410	3,680	33.3
Foreclosed real estate expense, net	2,840	2,725	4,588	2,684	4,454	(36.2)
Merger-related expense	1,086	550	-	-	-	nm
Amortization of intangibles	400	-	-	121	123	nm
Fair value adjustment to Visa derivative	4,716	360	360	360	371	nm
Loss on early extinguishment of debt	-	-	-	4,735	1,533	-
Litigation contingency/settlement (recovery) expense	-	(189)	-	2,700	710	(100.0)
Restructuring charges, net	42	1,243	5,841	1,140	69	(39.1)
Other operating expenses	23,886	21,059	21,366	21,944	22,720	5.1

Total non-interest expense	193,209	185,871	188,611	188,233	183,034	5.6

Income before income taxes	108,068	102,620	94,031	83,730	90,741	19.1
Income tax expense	39,519	37,375	33,574	31,199	32,343	22.2

Net income	68,549	65,245	60,457	52,531	58,398	17.4

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$ 65,990	62,686	57,898	49,972	55,839	18.2%

Net income per common share, basic	$ 0.54	0.51	0.46	0.39	0.43	25.9%

Net income per common share, diluted	0.54	0.51	0.46	0.39	0.43	25.9

Cash dividends declared per common share	0.12	0.12	0.12	0.12	0.12	0.0

Return on average assets *	0.90%	0.88	0.83	0.73	0.81	9	bps
Return on average common equity *	9.42	8.89	8.26	7.06	7.67	175

Weighted average common shares outstanding, basic	122,341	122,924	125,100	127,227	130,354	(6.1) %
Weighted average common shares outstanding, diluted	123,187	123,604	125,699	127,857	131,197	(6.1)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA	December 31, 2016	September 30, 2016	December 31, 2015
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$395,175	367,342	367,092
Interest bearing funds with Federal Reserve Bank	527,090	985,776	829,887
Interest earning deposits with banks	18,720	18,375	17,387
Federal funds sold and securities purchased under resale agreements	58,060	71,753	69,819
Trading account assets, at fair value	9,314	7,309	5,097
Mortgage loans held for sale, at fair value	51,545	95,769	59,275
Investment securities available for sale, at fair value	3,718,195	3,603,153	3,587,818

Loans, net of deferred fees and costs	23,856,391	23,262,887	22,429,565
Allowance for loan losses	(251,758)	(253,817)	(252,496)

Loans, net	23,604,633	23,009,070	22,177,069

Premises and equipment, net	417,485	418,091	445,155
Goodwill	59,678	24,431	24,431
Intangible assets, net	13,223	225	471
Other real estate	22,308	28,438	47,030
Deferred tax asset, net	395,356	395,795	511,948
Other assets	813,220	701,569	650,174

Total assets	$30,104,002	29,727,096	28,792,653

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,085,804	7,059,059	6,732,970
Interest bearing deposits, excluding brokered deposits	16,183,273	15,817,596	15,434,171
Brokered deposits	1,378,983	1,315,348	1,075,520

Total deposits	24,648,060	24,192,003	23,242,661

Federal funds purchased and securities sold under repurchase agreements	159,699	195,025	177,025
Long-term debt	2,160,881	2,160,985	2,186,893
Other liabilities	207,438	272,424	185,878

Total liabilities	27,176,078	26,820,437	25,792,457

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at December 31, 2016, September 30, 2016, and December 31, 2015	125,980	125,980	125,980
Common stock - $1.00 par value. 122,266,106 shares outstanding at December 31, 2016, 121,453,772 shares outstanding at September 30, 2016, and 129,547,032 shares outstanding at December 31, 2015	142,026	141,066	140,592

Additional paid-in capital	3,028,405	2,987,760	2,989,981

Treasury stock, at cost - 19,759,614 shares at December 31, 2016, 19,612,435 shares at September 30, 2016, and 11,045,377 shares at December 31, 2015	(664,595)	(654,014)	(401,511)

Accumulated other comprehensive (loss) gain	(55,659)	5,165	(29,819)

Retained earnings	351,767	300,702	174,973

Total shareholders’ equity	2,927,924	2,906,659	3,000,196

Total liabilities and shareholders’ equity	$30,104,002	29,727,096	28,792,653

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
		2016			2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Interest Earning Assets

Taxable investment securities (2)	$3,643,510	3,544,933	3,529,030	3,537,131	3,481,184
Yield	1.92%	1.83	1.89	1.91	1.85

Tax-exempt investment securities (2) (4)	$2,824	2,943	3,491	4,091	4,352
Yield (taxable equivalent)	5.82%	5.96	6.08	6.37	6.16

Trading account assets	$6,799	5,493	3,803	5,216	8,067
Yield	2.63%	0.93	1.27	1.65	2.24

Commercial loans (3) (4)	$18,812,659	18,419,484	18,433,638	18,253,169	17,884,661
Yield	4.05%	4.03	4.04	4.03	3.97

Consumer loans (3)	$4,911,149	4,720,082	4,497,147	4,334,817	4,233,061
Yield	4.27%	4.30	4.32	4.37	4.27

Allowance for loan losses	$(253,713)	(255,675)	(251,101)	(258,097)	(252,049)

Loans, net (3)	$23,470,095	22,883,891	22,679,684	22,329,889	21,865,673
Yield	4.14%	4.14	4.15	4.15	4.08

Mortgage loans held for sale	$77,652	87,524	72,477	63,339	50,668
Yield	3.51%	3.32	3.59	3.72	3.84

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$982,355	998,565	907,614	885,938	1,081,604
Yield	0.49%	0.48	0.47	0.47	0.27

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$121,079	70,570	77,571	80,679	66,790
Yield	3.75%	4.99	5.15	3.82	5.08
Total interest earning assets	$28,304,314	27,593,919	27,273,670	26,906,283	26,558,338
Yield	3.73%	3.71	3.73	3.73	3.63

Interest Bearing Liabilities

Interest bearing demand deposits	$4,488,135	4,274,117	4,233,310	4,198,738	4,117,116
Rate	0.16%	0.16	0.18	0.17	0.17

Money market accounts	$7,359,067	7,227,030	7,082,759	7,095,778	7,062,517
Rate	0.29%	0.29	0.31	0.32	0.35

Savings deposits	$908,725	797,961	746,225	722,172	692,536
Rate	0.12%	0.07	0.06	0.07	0.06

Time deposits under $100,000	$1,229,809	1,248,294	1,262,280	1,279,811	1,307,601
Rate	0.64%	0.64	0.64	0.65	0.65

Time deposits over $100,000	$2,014,564	2,030,242	2,016,116	2,006,302	2,033,193
Rate	0.90%	0.88	0.89	0.89	0.88

Non maturing brokered deposits	$638,779	634,596	451,398	315,006	297,925
Rate	0.31%	0.29	0.39	0.48	0.31

Brokered time deposits	$742,153	775,143	885,603	780,233	887,168
Rate	0.90%	0.88	0.85	0.83	0.76

Total interest bearing deposits	$17,381,232	16,987,383	16,677,691	16,398,040	16,398,056
Rate	0.37%	0.37	0.39	0.39	0.40

Federal funds purchased and securities sold under repurchase agreements	$219,429	247,378	221,276	177,921	158,810
Rate	0.08%	0.09	0.09	0.10	0.08

Long-term debt	$2,190,716	2,114,193	2,279,043	2,361,973	2,007,924
Rate	2.65%	2.71	2.55	2.55	2.63
Total interest bearing liabilities	$19,791,377	19,348,954	19,178,010	18,937,934	18,564,790
Rate	0.62%	0.63	0.65	0.66	0.65

Non-interest bearing demand deposits	$7,280,033	7,042,908	6,930,336	6,812,223	6,846,200

Effective cost of funds	0.44%	0.44	0.46	0.46	0.45

Net interest margin	3.29%	3.27	3.27	3.27	3.18

Taxable equivalent adjustment	$322	330	329	305	311

(1)	Yields and rates are annualized.

(2)	Excludes net unrealized gains and losses.

(3)	Average loans are shown net of unearned income. Non-performing loans are included.

(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.

(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

  NON-PERFORMING LOANS COMPOSITION

  (Unaudited)

  (Dollars in thousands)

	Total	Total		Total
	Non-performing	Non-performing	4Q16 vs. 3Q16	Non-performing	4Q16 vs. 4Q15
Loan Type	Loans	Loans	% change (1)	Loans	% change
	December 31, 2016	September 30, 2016		December 31, 2015

Multi-Family	$1,853	3,912	(209.4)%	$223	nm

Hotels	335	346	(12.6)	381	(12.1)%

Office Buildings	1,380	931	191.9	1,170	17.9

Shopping Centers	354	354	0.0	907	(61.0)

Warehouses	592	1,108	(185.3)	208	184.6

Other Investment Property	922	2,233	(233.6)	20,151	(95.4)

Total Investment Properties	5,436	8,884	(154.4)	23,040	(76.4)

1-4 Family Construction	305	304	1.3	-	nm

1-4 Family Investment Mortgage	8,809	7,658	59.8	7,708	14.3

Residential Development	8,994	9,190	(8.5)	9,130	(1.5)

Total 1-4 Family Properties	18,108	17,152	22.2	16,838	7.5

Land Acquisition	7,071	6,672	23.8	17,768	(60.2)

Total Commercial Real Estate	30,615	32,708	(25.5)	57,646	(46.9)

Commercial, Financial, and Agricultural	59,074	49,874	73.4	49,137	20.2

Owner-Occupied	16,503	21,443	(91.7)	20,294	(18.7)

Total Commercial & Industrial	75,577	71,317	23.8	69,431	8.9

Home Equity Lines	21,551	19,815	34.9	16,480	30.8

Consumer Mortgages	22,681	21,284	26.1	22,248	1.9

Credit Cards	-	-	-	-	-

Other Retail Loans	2,954	3,031	(10.1)	2,565	15.2

Total Retail	47,186	44,130	27.5	41,293	14.3

Total	$153,378	148,155	14.0%	$168,370	(8.9)%

(1)	Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans	Total Loans	4Q16 vs. 3Q16	Total Loans	4Q16 vs. 4Q15
Loan Type	December 31, 2016	September 30, 2016	% change (1)	December 31, 2015	% change

Multi-Family	$1,568,234	1,553,275	3.8%	$1,391,453	12.7%

Hotels	748,951	774,873	(13.3)	703,825	6.4

Office Buildings	1,568,328	1,575,190	(1.7)	1,495,247	4.9

Shopping Centers	964,325	917,284	20.4	956,394	0.8

Warehouses	486,300	522,170	(27.3)	563,217	(13.7)

Other Investment Property	596,481	626,674	(19.2)	641,495	(7.0)

Total Investment Properties	5,932,619	5,969,466	(2.5)	5,751,631	3.1

1-4 Family Construction	190,477	193,791	(6.8)	187,545	1.6

1-4 Family Investment Mortgage	696,830	727,897	(17.0)	786,797	(11.4)

Residential Development	136,514	149,366	(34.2)	154,814	(11.8)

Total 1-4 Family Properties	1,023,821	1,071,054	(17.5)	1,129,156	(9.3)

Land Acquisition	409,534	425,058	(14.5)	513,981	(20.3)

Total Commercial Real Estate	7,365,974	7,465,578	(5.3)	7,394,768	(0.4)

Commercial, Financial, and Agricultural	6,915,927	6,544,629	22.6	6,453,180	7.2

Owner-Occupied	4,636,016	4,471,365	14.6	4,318,950	7.3

Total Commercial & Industrial	11,551,943	11,015,994	19.4	10,772,130	7.2

Home Equity Lines	1,617,265	1,638,844	(5.2)	1,689,914	(4.3)

Consumer Mortgages	2,296,604	2,243,154	9.5	1,938,683	18.5

Credit Cards	232,413	232,309	0.2	240,851	(3.5)

Other Retail Loans	818,183	693,204	71.7	423,318	93.3

Total Retail	4,964,465	4,807,511	13.0	4,292,766	15.6

Unearned Income	(25,991)	(26,196)	(3.1)	(30,099)	(13.6)

Total	$23,856,391	23,262,887	10.1%	$22,429,565	6.4%

(1)	Percentage change is annualized.

Synovus

     CREDIT QUALITY DATA

       (Unaudited)

(Dollars in thousands)		2016		2015		4th Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘16 vs. ‘15 Change

Non-performing Loans	$153,378	148,155	154,072	178,167	168,370	(8.9) %

Impaired Loans Held for Sale (1)	-	2,473	-	-	-	-

Other Real Estate	22,308	28,438	33,289	38,462	47,030	(52.6)

Non-performing Assets	175,686	179,066	187,361	216,629	215,400	(18.4)

Allowance for loan losses	251,758	253,817	255,076	254,516	252,496	(0.3)

Net Charge-Offs - Quarter	8,319	6,930	6,133	7,357	3,425	142.9

Net Charge-Offs - YTD	28,739	20,420	13,490	7,357	27,831	3.3

Net Charge-Offs / Average Loans - Quarter (2)	0.14%	0.12	0.11	0.13	0.06

Net Charge-Offs / Average Loans - YTD (2)	0.12	0.12	0.12	0.13	0.13

Non-performing Loans / Loans	0.64	0.64	0.67	0.78	0.75

Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.74	0.77	0.81	0.95	0.96

Allowance / Loans	1.06	1.09	1.11	1.12	1.13

Allowance / Non-performing Loans	164.14	171.32	165.56	142.85	149.96

Allowance / Non-performing Loans (3)	202.01	198.94	195.25	173.64	189.47

Past Due Loans over 90 days and Still Accruing	$3,135	5,358	5,964	3,214	2,621	19.6

As a Percentage of Loans Outstanding	0.01%	0.02	0.03	0.01	0.01

Total Past Due Loans and Still Accruing	$65,106	61,781	55,716	63,852	47,912	35.9

As a Percentage of Loans Outstanding	0.27%	0.27	0.24	0.28	0.21

Accruing Troubled Debt Restructurings (TDRs)	$195,776	201,896	205,165	209,159	223,873	(12.6)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1) (Unaudited) (Dollars in thousands)

	December 31, 2016	September 30, 2016	December 31, 2015

Tier 1 Capital	$2,685,880	2,620,379	2,660,016
Total Risk-Based Capital	3,201,268	3,139,465	3,255,758
Common Equity Tier 1 Ratio (transitional)	9.96%	9.96	10.37
Common Equity Tier 1 Ratio (fully phased-in)	9.52	9.48	9.77
Tier 1 Capital Ratio	10.08	10.05	10.37
Total Risk-Based Capital Ratio	12.01	12.04	12.70
Tier 1 Leverage Ratio	8.99	8.98	9.43
Common Equity as a Percentage of Total Assets (2)	9.31	9.35	9.98
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.09	9.28	9.90
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.24	10.58	11.11
Book Value Per Common Share (4)	22.92	22.89	22.19
Tangible Book Value Per Common Share (3)	22.32	22.69	21.99

(1)	Current quarter regulatory capital information is preliminary.

(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets

(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.